SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2004

                   INFINITY PROPERTY AND CASUALTY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                         000-50167                      03-0483872
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(State or other             (Commission File No.)               (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                 2204 Lakeshore Drive, Birmingham, Alabama 35209
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               (Address of principal executive offices) (Zip Code)

                                 (205) 870-4000
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              (Registrant's telephone number, including area code)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

      99 Press release dated July 27, 2004 announcing results for the quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition

      On July 27, 2004, Infinity Property and Casualty Corporation issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INFINITY PROPERTY AND CASUALTY
                                                      CORPORATION

Date: July 27, 2004                         By: /s/ Samuel J. Simon
                                                --------------------------------
                                            Name:  Samuel J. Simon
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary